SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17. SUBSEQUENT EVENTS

On April 26, 2022, the Company entered into an agreement (the “APA”) with Barra &Associates, LLC (“Seller”) pursuant to which the Company purchased all of the assets of Barra & Associates, LLC for a purchase price in the amount of $7,500,000 to be paid to Barra in cash, with $6,000,000 paid at closing, $1,125,000 payable in six months from closing, and a final earnout of $375,000 payable over two years from closing based upon meeting stated milestones. The APA contains standard, commercial representations and warranties and covenants. Closing of the acquisition (“Barra Acquisition”) occurred simultaneously with the execution of the APA. The source of the cash payment is $980,000 in cash from the Company’s funds and $6,520,000 in funds borrowed from Oak Street Lending (“Loan”), the Company’s existing lender pursuant to a Fifth Amendment to Credit Agreement and Promissory Note, of even date. The purchase price is subject to post-closing adjustment to reconcile certain pre-closing credits and liabilities of the parties.

On April 26, 2022, the Company closed on a debt agreement with Oak Street to borrow a principal amount of $6,520,000 from Oak Street under a term loan to fund the Barra Acquisition pursuant to a Fifth Amendment to Credit Agreement and Promissory Note, of even date. The borrowing rate under the facility is variable and equal to Prime + 2.50%, except that during the initial period of the loan, the rate is Prime + 2.75%. The loan matures 10 years from the closing date and the service fee is .50% per year.

NOTE 16. SUBSEQUENT EVENTS

On January 5, 2022, pursuant to the securities purchase agreement dated December 22, 2021, the Private Placement was closed. The Private Placement resulted in aggregate gross proceeds to the Company of approximately $20,000,000, before deducting placement agent fees and other offering expenses payable by the Company. The Warrants are exercisable upon issuance and will expire five years from the date of issuance. In connection with the Private Placement, the Company issued to the placement agent warrants to purchase 244,539 shares of the Company’s Common Stock at an exercise price of $4.09 per share (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Warrants issued in the Private Placement.

On January 10, 2022 the Company completed the acquisition of Medigap Health Insurance Company (“Medigap”) in an asset purchase transaction. Medigap is an insurance brokerage company headquartered in Florida, specializing in Medicare supplement insurance. Total consideration for Medigap was approximately $22,900,000, consisting of both cash and restricted common stock of Reliance Global Group. Additional details on the acquisition will be available in the Company’s Current Report on Form 8-K/A and Schedule 14C, to be filed with the Securities and Exchange Commission.